Evergreen
FOUNDATION FUND
Semiannual Report as of September 30, 2002

table of contents

1	LETTER TO SHAREHOLDERS

4	FUND AT A GLANCE

6	PORTFOLIO MANAGER INTERVIEW

9	FINANCIAL HIGHLIGHTS

13	SCHEDULE OF INVESTMENTS

17	STATEMENT OF ASSETS AND LIABILITIES

18	STATEMENT OF OPERATIONS

19	STATEMENT OF CHANGES IN NET ASSETS

20	NOTES TO FINANCIAL STATEMENTS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen Foundation Fund, which covers the six-month period ended September 30, 2002.

Market analysis

The financial markets continued to struggle during the past six months as investors were confronted by a variety of challenges. A slower than expected economic recovery, increased geopolitical tensions, questionable credibility in the corporate sector, and reduced earnings expectations all combined to thwart investor sentiment and further damage equity markets. While diversification between asset classes, particularly bonds, helped relative performance, the weak stock market proved a hindrance for the absolute returns of most balanced portfolios.

The period started with noticeably slower economic growth from the rapid pace experienced in the first quarter. The persistence of weak manufacturing data, rising unemployment, falling consumer confidence and spotty retail sales all contributed to the decline in equity markets. Indeed, at the end of the second quarter, both gross domestic product (GDP) growth and corporate earnings were well below original expectations.

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Hopes for a second half revival were quickly dashed with WorldCom’s entrance into the accounting scandals. During the first few weeks of the third quarter, information was released, highlighting a $3 billion misstatement in the company’s accounting. Rumors of further accounting irregularities were later fulfilled by the company in the ensuing weeks. The corporate credibility issues were accompanied by fears of terrorism and a potential war with Iraq. Sharp gains in the equity markets were quickly lost as investors piled into U.S. Treasuries, whose unusually strong performance over the past six months can be attributed to their safe-haven status.

LETTER TO SHAREHOLDERS continued

At the conclusion of the third quarter, all of the major equity indexes had declined by more than 15%. Growth stocks managed to fall less than value indexes, and investors displayed a preference for large cap stocks over small caps. Few were spared in the equity markets, though, as all 10 sectors of the Standard & Poor’s 500 Index declined for the period ending September 30.

While uncertainty may continue relative to the war against terror, we encourage investors to remain dedicated to their long-term investment time horizons. The U.S. economy and the financial markets have throughout history demonstrated an ability to adapt and recover from catastrophic events. For these reasons, we implore investors to remain diversified between asset classes and investment styles, in order to participate in gains while limiting the potential for risk. We continue to project a slow growth recovery, with GDP gains in the range of 3% through 2003, accompanied by low inflation and an improving employment picture. We expect corporate profits to rise in line with historical trend growth rates of approximately 7%, potentially providing investors with a sound fundamental backdrop for a more sustainable, and less volatile, expansion.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

*	A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

2

LETTER TO SHAREHOLDERS continued

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of September 30, 2002

"We think stock prices appear increasingly attractive, and many of the conditions for a market rebound appear to be in place.“

MANAGEMENT TEAM

Maureen E. Cullinane, CFA Large Cap Core Growth Team Lead Manager	Timothy E. O’Grady Value Equity Team Lead Manager Tattersall Advisory Group, Inc.

PERFORMANCE AND RETURNS(1)

Portfolio Inception Date: 1/2/1990
	Class A	Class B	Class C	Class I
Class Inception Date	1/3/1995	1/3/1995	1/3/1995	1/2/1990

6 month with sales charge	-19.05%	-18.74%	-16.20%	N/A

6 month w/o sales charge	-14.14%	-14.49%	-14.49%	-14.03%

Average Annual Returns*

1 year with sales charge	-16.00%	-15.92%	-13.30%	N/A

1 year w/o sales charge	-10.86%	-11.54%	-11.55%	-10.63%

5 year	-1.94%	-1.82%	-1.53%	-0.52%

10 year	6.81%	6.82%	6.79%	7.65%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

30-day SEC Yield	1.53%	0.86%	0.86%	1.88%

6-month income dividends per share	$0.12	$0.07	$0.07	$0.14

*	Adjusted for maximum applicable sales charge, unless noted.

CURRENT INVESTMENT STYLE (2)

(1)     Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

(2) Source: 2002 Morningstar, Inc.

Morningstar’s Style Boxes are based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Foundation Fund Class A shares,(1) versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The LBABI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuation.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -14.14% for the six-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Russell 1000 Index returned -28.09%, the Lehman Brothers Aggregate Bond Index returned 8.45%, and the median return of funds in Lipper’s balanced fund category was -15.54%. Lipper Inc. is an independent monitor of mutual fund performance.

The fund is a balanced fund, with investment decisions made by three management teams. Two of the teams focus on equities, while the third team manages the fixed income allocation. The Large Cap Core Growth Team and Large Cap Value Team each has supervisory responsibility for half the equity allocation. Tattersall Advisory Group, Inc. is responsible for the fixed income allocation.

PORTFOLIO CHARACTERISTICS

(as of 9/30/2002)

Total Net Assets	$1,453,173,731

Number of Holdings	207

Beta	0.55

R-squared	0.90

P/E Ratio	19.0x

Effective Maturity	6.3 years

Average Duration	3.7 years

Average Credit Quality*	AA

*	Source: Standard & Poor’s

What was the investment environment like during the six months?

It was an extremely difficult period for equity investing, but more favorable for the fixed income market, especially higher-quality bonds.

As equity prices and employment trends continued to move lower, investors saw few reasons to move back into the stock market. Persistent spending by consumers helped keep the economy growing, but questions grew about whether consumers were becoming over-extended as their debt levels grew higher and higher. These questions in turn created uncertainty about the outlook for corporate profitability, especially in light of weak capital spending. Adding to investors’ unease were escalating international tensions, debate about the possibility of war with Iraq, and controversy about the reliability of both corporate accounting methods and investment analysts’ objectivity.

Declining yields and a general flight to quality during this period of lagging economic growth helped the performance of the fixed income market, especially Treasuries and government agencies. They outperformed corporate bonds, mortgage securities and lower-quality bonds amid continued worries about the economy and the risks of investing in equities.

PORTFOLIO COMPOSITION

(as a percentage of 9/30/2002 portfolio assets)

Common Stock	54.2%

Corporate Bonds	14.0%

Mortgage-Backed Securities	13.0%

Collateralized Mortgage Obligations	9.4%

U.S. Treasury Obligations	4.4%

Mutual Fund Shares	3.7%

Asset-Backed Securities	1.3%

6

PORTFOLIO MANAGER INTERVIEW continued

What were the principal strategies of the value management team?

We had a very cautious market outlook and focused on investments in companies with higher quality and more consistent earnings. We emphasized companies in the consumer staples, industrial and banking industries, all of which helped performance.

Leading performers among the consumer staples holdings included Anheuser-Busch, PepsiCo, Proctor & Gamble and Kellogg, while industrial companies such as Northrop Grumman, Deere & Co. and 3M did well. In the financial services industry, we emphasized traditional banks that benefited from low short-term rates and healthy profit margins from loans. Performance leaders included Greenpoint Financial, AmSouth, Sovereign Bancorp, Bank of America and Washington Mutual. We underweighted technology and consumer discretionary stocks.

TOP 5 EQUITY SECTORS

(as a percentage of 9/30/2002 net assets)

Financials	10.6%

Health Care	9.0%

Industrials	8.2%

Consumer Discretionary	7.3%

Information Technology	6.1%

What were the principal strategies of the growth management team?

We focused on stable large cap growth companies with proven management teams. We overweighted consumer-related stocks, including restaurant chains, gaming companies and corporations benefiting from the home improvement trend. In the final months of the period, as consumer stocks reached very high valuation levels, we began to reduce our commitment to this sector. We also emphasized energy stocks, particularly natural gas companies, that would benefit from rising oil and gas prices. Late in the period, we increased our allocation to the industrial sector. Throughout the six months, we underweighted technology stocks.

Selected industrial stocks performed well, especially those benefiting from the increase in national defense spending. Defense-related stocks that contributed included Lockheed Martin and Northrop Grumman. Among consumer-related stocks, Lowe’s, Wal-Mart and Starbucks all held up better than the overall market. In healthcare our investments in major pharmaceutical companies, including Pfizer and Pharmacia that plan to merge, helped performance.

TOP 10 EQUITY HOLDINGS

(as a percentage of 9/30/2002 net assets)

3M Co.	1.6%

Exxon Mobil Corp.	1.4%

Microsoft Corp.	1.3%

Citigroup, Inc.	1.3%

Bristol-Myers Squibb Co.	1.3%

Bank of America Corp.	1.2%

Northrop Grumman Corp.	1.1%

Procter & Gamble Corp.	1.1%

Wal-Mart Stores, Inc.	1.0%

American International Group, Inc.	1.0%

What were the principal strategies of the fixed income team?

With interest rates at extremely low levels, we maintained a neutral duration, or sensitivity to interest rate changes, compared to index averages, while remaining slightly overweighted in intermediate-term securities. Among our fixed income holdings, we maintained slight overweightings in both the corporate and mortgage sectors. We focused on security selection and credit quality, seeking to avoid problem areas in the market.

PORTFOLIO MANAGER INTERVIEW continued

TOP 5 BOND SECTORS

(as a percentage of 9/30/2002 net assets)

Mortgage-Backed Securities	13.4%

Collateralized Mortgage Obligations	9.6%

Financials	7.1%

U.S. Treasury Obligations	4.5%

Consumer Discretionary	1.9%

What is your outlook for the fixed income market?

We think the Federal Reserve Board’s current policy of maintaining low short-term interest rates is likely to lead to a more restrictive monetary policy by early 2003. We believe the best opportunities in the fixed income market are in the mortgage and corporate sectors, where we continue to overweight.

TOP 5 BOND HOLDINGS

(as a percentage of 9/30/2002 net assets)

	Coupon	Maturity

U.S. Treasury Bonds	6.00%	02/15/2026	3.9%

FHLMC	6.00%	TBA	2.1%

FHLMC	5.50%	TBA	1.3%

FHLMC	6.00%	12/15/2014	1.2%

FNMA	5.73%	01/01/2009	1.1%

What is the value team’s investment outlook over the next six months?

Until we see signs of significant improvements in corporate earnings, we intend to remain cautious about opportunities in the equity market. We think stock prices may remain in their current range for a longer period than many investors anticipate. Investors remain uncertain, corporate profit trends are uneven and few compelling earnings trends have emerged.

What is the growth team’s investment outlook for the next six months?

We think stock prices appear increasingly attractive, and many of the conditions for a market rebound appear to be in place. Interest rates remain low, consumer spending continues to be brisk, the banking system is sound and the economy continues to grow, although not vigorously. Moreover, reforms are underway to restore credibility to financial statements and investment analyst reports. However, it will take a catalyst to restore confidence in the system and persuade investors that equities still represent the best opportunity for the long term.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)(1)		Year Ended March 31,
CLASS A			2002(1)	2001	2000	1999	1998(1)

Net asset value, beginning of period	$16.14		$16.64	$23.41	$20.98	$20.44	$16.00

Income from investment operations
Net investment income	0.12		0.29	0.31	0.36	0.44	0.44
Net realized and unrealized gains or losses on securities and foreign currency related transactions
	(2.40)		(0.50)	(3.74)	3.01	0.68	4.87

Total from investment operations	(2.28)		(0.21)	(3.43)	3.37	1.12	5.31

Distributions to shareholders from
Net investment income	(0.12)		(0.29)	(0.30)	(0.35)	(0.43)	(0.44)
Net realized gains	0		0	(3.04)	(0.59)	(0.15)	(0.43)

Total distributions to shareholders	(0.12)		(0.29)	(3.34)	(0.94)	(0.58)	(0.87)

Net asset value, end of period	$13.74		$16.14	$16.64	$23.41	$20.98	$20.44

Total return(2)	(14.14%)		(1.26%)	(16.51%)	16.38%	5.58%	33.88%

Ratios and supplemental data
Net assets, end of period (millions)	$336		$420	$498	$486	$380	$350
Ratios to average net assets
Expenses(3)	1.39	%(4)	1.34%	1.26%	1.21%	1.26%	1.28%
Net investment income	1.70	%(4)	1.74%	1.59%	1.62%	2.18%	2.39%
Portfolio turnover rate	63%		197%	95%	83%	10%	9%

(1)	Net investment income is based on average shares outstanding during the period.
(2)	Excluding applicable sales charges.
(3)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
(4)	Annualized.

See Notes to Financial Statements 9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)(1)		Year Ended March 31,
CLASS B			2002(1)	2001	2000	1999	1998(1)

Net asset value, beginning of period	$16.05		$16.54	$23.29	$20.88	$20.34	$15.94

Income from investment operations
Net investment income	0.07		0.16	0.16	0.19	0.29	0.30
Net realized and unrealized gains or losses on securities and foreign currency related transactions
	(2.39)		(0.49)	(3.71)	3.00	0.67	4.84

Total from investment operations	(2.32)		(0.33)	(3.55)	3.19	0.96	5.14

Distributions to shareholders from
Net investment income	(0.07)		(0.16)	(0.16)	(0.19)	(0.27)	(0.31)
Net realized gains	0		0	(3.04)	(0.59)	(0.15)	(0.43)

Total distributions to shareholders	(0.07)		(0.16)	(3.20)	(0.78)	(0.42)	(0.74)

Net asset value, end of period	$13.66		$16.05	$16.54	$23.29	$20.88	$20.34

Total return(2)	(14.49%)		(1.97%)	(17.14%)	15.48%	4.81%	32.81%

Ratios and supplemental data
Net assets, end of period (millions)	$661		$976	$1,234	$1,612	$1,432	$1,124
Ratios to average net assets
Expenses(3)	2.14	%(4)	2.09%	2.01%	1.96%	2.01%	2.04%
Net investment income	0.95	%(4)	0.99%	0.81%	0.88%	1.43%	1.63%
Portfolio turnover rate	63%		197%	95%	83%	10%	9%

(1)	Net investment income is based on average shares outstanding during the period.
(2)	Excluding applicable sales charges.
(3)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
(4)	Annualized.

See Notes to Financial Statements 10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)(1)		Year Ended March 31,
CLASS C			2002(1)	2001	2000	1999	1998(1)

Net asset value, beginning of period	$16.04		$16.53	$23.28	$20.87	$20.34	$15.94

Income from investment operations
Net investment income	0.07		0.16	0.18	0.19	0.29	0.30
Net realized and unrealized gains or losses on securities and foreign currency related transactions
	(2.39)		(0.49)	(3.73)	3.00	0.66	4.84

Total from investment operations	(2.32)		(0.33)	(3.55)	3.19	0.95	5.14

Distributions to shareholders from
Net investment income	(0.07)		(0.16)	(0.16)	(0.19)	(0.27)	(0.31)
Net realized gains	0		0	(3.04)	(0.59)	(0.15)	(0.43)

Total distributions to shareholders	(0.07)		(0.16)	(3.20)	(0.78)	(0.42)	(0.74)

Net asset value, end of period	$13.65		$16.04	$16.53	$23.28	$20.87	$20.34

Total return(2)	(14.49%)		(1.97%)	(17.15%)	15.49%	4.76%	32.81%

Ratios and supplemental data
Net assets, end of period (millions)	$126		$177	$251	$76	$68	$50
Ratios to average net assets
Expenses(3)	2.14	% (4)	2.09%	2.02%	1.96%	2.01%	2.04%
Net investment income	0.95	% (4)	0.99%	0.90%	0.88%	1.43%	1.63%
Portfolio turnover rate	63%		197%	95%	83%	10%	9%

(1)	Net investment income is based on average shares outstanding during the period.
(2)	Excluding applicable sales charges.
(3)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
(4)	Annualized.

See Notes to Financial Statements 11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)(1)		Year Ended March 31,
CLASS I(2)			2002(1)	2001	2000	1999	1998(1)

Net asset value, beginning of period	$16.14		$16.64	$23.42	$20.99	$20.45	$16.02

Income from investment operations
Net investment income	0.14		0.29	0.36	0.43	0.49	0.49
Net realized and unrealized gains or losses on securities and foreign currency related transactions	(2.40)		(0.46)	(3.74)	3.00	0.68	4.86

Total from investment operations	(2.26)		(0.17)	(3.38)	3.43	1.17	5.35

Distributions to shareholders from
Net investment income	(0.14)		(0.33)	(0.36)	(0.41)	(0.48)	(0.49)
Net realized gains	0		0	(3.04)	(0.59)	(0.15)	(0.43)

Total distributions to shareholders	(0.14)		(0.33)	(3.40)	(1.00)	(0.63)	(0.92)

Net asset value, end of period	$13.74		$16.14	$16.64	$23.42	$20.99	$20.45

Total return(2)	(14.03%)		(1.01%)	(16.32%)	16.68%	5.84%	34.12%

Ratios and supplemental data
Net assets, end of period (millions)	$330		$456	$830	$1,176	$1,238	$1,117
Ratios to average net assets
Expenses(3)	1.14	%(4)	1.09%	1.01%	0.96%	1.01%	1.03%
Net investment income	1.95	%(4)	1.99%	1.81%	1.89%	2.43%	2.65%
Portfolio turnover rate	63%		197%	95%	83%	10%	9%

(1)	Net investment income is based on average shares outstanding during the period.
(2)	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
(3)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
(4)	Annualized.

See Notes to Financial Statements 12

SCHEDULE OF INVESTMENTS

September 30, 2002 (unaudited)

	Credit Rating ^	Principal Amount	Value

ASSET-BACKED SECURITIES – 1.3%
GE Capital Mtge. Funding Corp. II, Ser. 1999-HE3, Class A3,
7.11%, 07/25/2014	Aaa	$144,544	$144,991
Key Auto Finance Trust, Ser. 1999-1, Class A4, 5.83%, 01/15/2007	AAA	1,148,147	1,176,595
MBNA Master Credit Card Trust:
Ser. 1998-J, Class A, 5.25%, 02/15/2006	AAA	4,861,000	5,028,031
Ser. 2001, Class C-3, 6.55%, 12/15/2008	BBB	3,450,000	3,742,096
Morgan Stanley Co., Inc., 5.87%, 03/01/2007 TRACERS 144A «	A3	8,700,000	9,081,330

Total Asset-Backed Securities			19,173,043

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.6%
FHLMC:
Ser 1529, Class Z, 7.00%, 06/15/2023	AAA	6,055,254	6,559,214
Ser. 2174, Class PL, 6.50%, 10/15/2024	AAA	6,355,000	6,566,680
Ser. 2319, Class PK, 6.50%, 11/15/2024	AAA	7,625,000	7,851,966
Ser. 2322, Class HY, 6.50%, 06/15/2025	AAA	6,360,000	6,574,931
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	16,535,000	17,331,532
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	8,775,000	9,232,400
Ser. 2463, Class BH, 6.25%, 02/15/2027	AAA	6,355,000	6,583,582
Ser. 2470, Class QC, 6.00%, 08/15/2025	AAA	7,205,000	7,559,281
Ser. 2471, Class EH, 6.00%, 02/15/2031	AAA	5,850,000	6,102,554
Ser. 2503, Class PD, 6.00%, 05/15/2026	AAA	6,925,000	7,256,015
FNMA:
Ser. 2001-67, Class PC, 6.00%, 06/25/2026	AAA	9,480,000	9,786,743
Ser. 2001-T10, Class A-2, 7.50%, 12/25/2041‡	AAA	5,220,917	5,610,945
Ser. 2001-TB, Class A1, 7.50%, 07/25/2041	AAA	7,153,222	7,749,193
Ser. 2002-9, Class KD, 6.00%, 07/25/2009	AAA	6,770,000	7,022,060
Ser. 2002-50, Class PC, 6.00%, 08/25/2026	AAA	9,465,000	9,916,040
GNMA, Ser. 1999-29, Class PB, 7.25%, 07/16/2028	Aaa	3,590,000	3,961,380
LB-UBS Comml. Mtge. Trust, Ser. 2000-C4, Class A-1, 7.18%,
09/15/2009	AAA	5,464,136	6,121,124
Residential Asset Mtge. Products, Inc., Ser. 2002-RZ2, Class A-3,
4.98%, 09/25/2028	AAA	7,335,000	7,633,784

Total Collateralized Mortgage Obligations			139,419,424

CORPORATE BONDS – 14.4%
CONSUMER DISCRETIONARY – 1.9%
Automobiles – 0.7%
Daimler Chrysler AG, 6.90%, 09/01/2004	BBB+	10,000,000	10,604,430

Media – 0.2%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	2,700,000	2,258,056

Multi-line Retail – 1.0%
May Department Stores Co., 6.90%, 01/15/2032	A	6,000,000	6,406,332
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	7,475,000	8,833,521

			15,239,853

See Notes to Financial Statements 13

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating^	Principal Amount	Value

CONSUMER STAPLES – 1.0%
Beverages – 1.0%
Anheuser-Busch Companies, Inc., 5.625%, 10/01/2010	A+	$7,500,000	$8,150,370
Coca Cola Enterprises, Inc., 0.00%, 06/20/2020 @	A	17,530,000	6,329,820

			14,480,190

ENERGY – 0.9%
Oil & Gas – 0.9%
Amerada Hess Corp., 7.125%, 03/15/2033	BBB	3,650,000	4,063,530
Conoco Funding Co., 5.45%, 10/15/2006	A-	7,750,000	8,342,480

			12,406,010

FINANCIALS – 7.1%
Banks – 2.5%
Bank of New York, Inc., 7.30%, 12/01/2009	A	8,500,000	9,962,977
National City Corp., 6.625%, 03/01/2004	A-	7,500,000	7,953,735
Norwest Corp., 6.20%, 12/01/2005	A+	5,750,000	6,306,824
PNC Funding Corp., 5.75%, 08/01/2006	A-	4,500,000	4,801,244
Suntrust Banks, Inc., 6.00%, 02/15/2026	A	5,000,000	5,415,485
U.S. Bank, 6.375%, 08/01/2011	A	2,000,000	2,261,730

			36,701,995

Diversified Financials – 3.8%
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB+	10,000,000	9,523,560
GE Capital Corp., 7.25%, 02/01/2005	AAA	8,750,000	9,675,006
GMAC, 6.875%, 09/15/2011	BBB+	8,700,000	8,494,619
Household Finance Corp., 6.40%, 06/17/2008	A	6,250,000	6,151,813
International Lease Finance Corp., 5.50%, 06/07/2004	AA-	12,000,000	12,380,796
Merrill Lynch & Co., Inc., 5.36%, 02/01/2007	AA-	3,175,000	3,366,954
USAA Capital Corp., 5.591%, 12/20/2006 144A	AAA	5,500,000	5,949,845

			55,542,593

Insurance – 0.6%
American General Finance Corp., 5.875%, 07/14/2006	A+	7,500,000	8,061,938

Real Estate – 0.2%
Carramerica Realty Corp., 7.125%, 01/15/2012 REIT	BBB	2,850,000	3,176,262

INDUSTRIALS – 0.6%
Road & Rail – 0.6%
Burlington Northern Santa Fe, 6.75%, 07/15/2011	BBB+	7,000,000	7,944,090

MATERIALS – 0.6%
Chemicals – 0.6%
Dow Chemical Co., 5.25%, 05/14/2004	A	9,000,000	9,224,388

See Notes to Financial Statements 14

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating^	Principal Amount	Value

TELECOMMUNICATION SERVICES – 1.3%
Diversified Telecommunication Services – 1.3%
Bellsouth Corp., 5.00%, 10/15/2006	A+	$8,150,000	$8,560,010
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	7,125,000	7,515,643
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	5,250,000	3,032,195

			19,107,848

UTILITIES – 1.0%
Electric Utilities – 0.6%
Pacific Gas & Electric Co., 5.93%, 10/08/2003 •	D	250,000	0
PG&E Corp., 5.74%, 03/15/2007	AAA	4,829,717	5,062,189
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	BBB	4,500,000	4,197,011

			9,259,200

Gas Utilities – 0.4%
Consolidated Natural Gas Co., 5.375%, 11/01/2006	BBB+	4,700,000	4,930,549

Total Corporate Bonds			208,937,402

MORTGAGE-BACKED SECURITIES – 13.4%
FHLMC:
5.50%, 02/01/2032-09/01/2032	AAA	7,305,000	7,607,427
5.50%, TBA#±±	AAA	18,445,000	18,612,158
6.00%, 01/01/2032-02/01/2032	AAA	13,550,452	13,960,150
6.00%, TBA±±	AAA	29,515,000	30,345,257
6.50%, 01/15/2025	AAA	5,859,694	6,069,002
7.50%, 09/01/2031	AAA	11,299,600	11,920,933
8.50%, 09/01/2020	AAA	2,167,755	2,352,586
FNMA:
5.50%, TBA #	AAA	1,680,000	1,729,358
5.70%, 12/31/2002	AAA	6,998,024	7,673,397
5.73%, 01/01/2009	AAA	13,942,421	15,403,973
5.84%, 12/01/2008	AAA	10,355,538	11,466,334
6.00%, TBA #	AAA	15,948,101	16,381,483
6.31%, 05/01/2011	AAA	7,740,004	8,624,307
6.50%, 07/01/2017	AAA	449,721	471,378
6.79%, 04/01/2004	AAA	9,534,092	9,935,196
7.00%, 06/01/2032	AAA	11,830,965	12,359,789
7.50%, 02/25/2029-05/25/2032	AAA	18,090,661	19,230,951

Total Mortgage-Backed Securities			194,143,679

U.S. TREASURY OBLIGATIONS – 4.5%
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##	AAA	48,370,000	56,398,307
U.S. Treasury Notes, 3.25%, 05/31/2004	AAA	8,720,000	8,952,310

Total U.S. Treasury Obligations			65,350,617

See Notes to Financial Statements 15

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

COMMON STOCKS – 55.6%
CONSUMER DISCRETIONARY – 7.3%
Automobiles – 0.8%
Harley-Davidson, Inc.	240,000	$11,148,000

Hotels, Restaurants & Leisure – 0.8%
McDonald’s Corp.	261,311	4,614,752
Starbucks Corp. *	330,000	6,834,300

		11,449,052

Household Durables – 0.5%
Black & Decker Corp.	105,842	4,437,955
Sony Corp.	75,000	3,082,500

		7,520,455

Media – 1.8%
AOL Time Warner, Inc. *	339,025	3,966,593
Cablevision Systems Corp., Class A *†	128,372	1,163,050
Gannett Co., Inc.	104,000	7,506,720
New York Times Co., Class A	174,376	7,925,389
Viacom, Inc., Class B *	150,000	6,082,500

		26,644,252

Multi-line Retail – 1.6%
Kohl’s Corp. *	110,000	6,689,100
Target Corp.	56,900	1,679,688
Wal-Mart Stores, Inc.	306,340	15,084,182

		23,452,970

Specialty Retail – 1.8%
Barnes & Noble, Inc. *†	52,732	1,115,809
Bed Bath & Beyond, Inc. *	255,000	8,305,350
Home Depot, Inc.	162,000	4,228,200
Lowe’s Companies, Inc.	290,310	12,018,834

		25,668,193

CONSUMER STAPLES – 4.7%
Beverages – 1.9%
Anheuser-Busch Companies, Inc.	264,743	13,395,996
Coca-Cola Co.	150,000	7,194,000
PepsiCo, Inc.	187,086	6,912,827

		27,502,823

Food & Drug Retailing – 0.3%
SYSCO Corp.	140,000	3,974,600

Food Products – 0.6%
ConAgra, Inc.	172,775	4,293,459
Kellogg Co.	142,786	4,747,634

		9,041,093

See Notes to Financial Statements 16

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Household Products – 1.1%
Procter & Gamble Co.	172,444	$15,413,045

Personal Products – 0.2%
Dial Corp.	170,378	3,656,312

Tobacco – 0.6%
Philip Morris Companies, Inc.	228,376	8,860,989

ENERGY – 5.6%
Energy Equipment & Services – 1.6%
Baker Hughes, Inc.	192,730	5,594,952
Nabors Industries, Ltd. *	165,000	5,403,750
Rowan Co., Inc.	124,800	2,326,272
Schlumberger, Ltd.	105,000	4,038,300
Weatherford International, Ltd. *	145,000	5,385,300

		22,748,574

Oil & Gas – 4.0%
Anadarko Petroleum Corp.	115,000	5,122,100
Apache Corp.	149,400	8,881,830
ChevronTexaco Corp.	152,750	10,577,937
ConocoPhillips	101,098	4,674,771
Exxon Mobil Corp.	644,713	20,566,345
Occidental Petroleum Corp.	183,620	5,211,136
Royal Dutch Petroleum Co.	77,058	3,095,420

		58,129,539

FINANCIALS – 10.6%
Banks – 5.1%
AmSouth Bancorp	249,268	5,169,818
Bank of America Corp.	265,958	16,968,120
First Tennessee National Corp.	151,292	5,245,294
First Virginia Banks, Inc.	35,591	1,327,544
Greenpoint Financial Corp.	80,818	3,373,343
Hibernia Corp., Class A	109,996	2,198,820
Mellon Financial Corp.	150,000	3,889,500
Sovereign Bancorp, Inc.	396,757	5,118,165
U.S. Bancorp	522,245	9,703,312
Washington Mutual, Inc.	244,431	7,692,244
Wells Fargo & Co.	270,185	13,012,110

		73,698,270

Diversified Financials – 4.1%
American Express Co.	192,153	5,991,331
Citigroup, Inc.	638,768	18,939,471
Fannie Mae	86,024	5,121,869
Freddie Mac	191,716	10,716,924
J.P. Morgan Chase & Co.	160,508	3,048,047
MBNA Corp.	312,004	5,734,634
Merrill Lynch & Co., Inc.	88,895	2,929,090
See Notes to Financial Statements 17

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Morgan Stanley Dean Witter & Co.	86,183	$2,919,880
SLM Corp.	50,000	4,657,000

		60,058,246

Insurance – 1.4%
Allstate Corp.	161,896	5,755,403
American International Group, Inc.	267,840	14,650,848

		20,406,251

HEALTH CARE – 9.0%
Health Care Equipment & Supplies – 1.9%
Becton Dickinson & Co.	126,545	3,593,878
Biomet, Inc.	145,000	3,861,350
Medtronic, Inc.	210,500	8,866,260
Saint Jude Medical, Inc. *	154,600	5,519,220
Stryker Corp.	95,000	5,472,000

		27,312,708

Health Care Providers & Services – 2.1%
Aetna, Inc.	165,000	5,908,650
Anthem, Inc. *	48,951	3,181,815
Cardinal Health, Inc.	65,000	4,043,000
CIGNA Corp.	56,519	3,998,719
HCA-The Healthcare Corp.	165,000	7,855,650
Health Net, Inc., Class A *	233,749	5,013,916

		30,001,750

Pharmaceuticals – 5.0%
Abbott Laboratories, Inc.	66,558	2,688,943
Bristol-Myers Squibb Co.	794,022	18,897,724
Eli Lilly & Co.	40,000	2,213,600
Johnson & Johnson Co.	161,048	8,709,476
Merck & Co., Inc.	126,288	5,772,624
Mylan Laboratories, Inc.	141,687	4,638,832
Pfizer, Inc.	288,225	8,364,290
Pharmacia Corp.	311,104	12,095,724
Wyeth	318,803	10,137,935

		73,519,148

INDUSTRIALS – 8.2%
Aerospace & Defense – 2.6%
Lockheed Martin Corp.	222,453	14,386,036
Northrop Grumman Corp.	126,758	15,723,062
United Technologies Corp.	130,000	7,343,700

		37,452,798

Commercial Services & Supplies – 0.9%
Factset Research Systems, Inc. †	39,254	1,042,194
First Data Corp.	180,221	5,037,177
Waste Management, Inc.	308,709	7,199,094

		13,278,465

See Notes to Financial Statements 18

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Electrical Equipment – 0.3%
Celestica, Inc. *	21,139	$276,921
Emerson Electric Co.	88,950	3,908,463

		4,185,384

Industrial Conglomerates – 2.9%
3M Co.	213,819	23,513,675
General Electric Co.	531,400	13,099,010
Tyco International, Ltd.	386,565	5,450,567

		42,063,252

Machinery – 1.4%
Deere & Co.	309,483	14,066,002
Illinois Tool Works, Inc.	100,000	5,833,000

		19,899,002

Road & Rail – 0.1%
CSX Corp.	69,546	1,834,623

INFORMATION TECHNOLOGY – 6.1%
Communications Equipment – 0.8%
Cisco Systems, Inc. *	775,000	8,122,000
Motorola, Inc.	401,100	4,083,198

		12,205,198

Computers & Peripherals – 1.3%
Apple Computer, Inc. *	312,055	4,524,798
Dell Computer Corp. *	84,500	1,986,595
International Business Machines Corp.	145,236	8,480,330
Lexmark International Group, Inc., Class A *	70,000	3,290,000

		18,281,723

Electronic Equipment & Instruments – 0.3%
Tech Data Corp. *†	57,987	1,530,857
Thermo Electron Corp. *	209,747	3,383,219

		4,914,076

IT Consulting & Services – 0.5%
Affiliated Computer Services, Inc., Class A *	167,500	7,127,125

Semiconductor Equipment & Products – 0.7%
Intel Corp.	402,500	5,590,725
Texas Instruments, Inc.	321,000	4,741,170

		10,331,895

Software – 2.5%
Intuit, Inc. *	215,000	9,788,950
Microsoft Corp. *	440,047	19,247,656
Oracle Corp. *	634,400	4,986,384
Veritas Software Corp. *	130,000	1,912,300

		35,935,290

See Notes to Financial Statements 19

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

MATERIALS – 1.6%
Chemicals – 0.8%
PPG Industries, Inc.	146,708	$6,557,848
Praxair, Inc.	100,000	5,111,000

		11,668,848

Metals & Mining – 0.2%
Alcoa, Inc.	185,466	3,579,494

Paper & Forest Products – 0.6%
International Paper Co.	179,951	6,008,564
MeadWestvaco Corp.	114,363	2,196,913

		8,205,477

TELECOMMUNICATION SERVICES – 1.6%
Diversified Telecommunication Services – 1.6%
ALLTEL Corp.	119,591	4,799,187
AT&T Corp.	261,644	3,142,344
Centurytel, Inc.	217,212	4,872,065
SBC Communications, Inc.	229,428	4,611,503
Verizon Communications, Inc.	233,352	6,403,179

		23,828,278

UTILITIES – 0.9%
Electric Utilities – 0.9%
Duke Energy Corp.	95,140	1,859,987
FPL Group, Inc.	86,591	4,658,596
Public Service Enterprise Group, Inc.	83,759	2,554,649
Scana Corp.	172,996	4,501,356

		13,574,588

Total Common Stocks		808,571,786

SHORT-TERM INVESTMENTS – 3.8%
MUTUAL FUND SHARES – 3.8%
Evergreen Institutional U.S. Government Money Market Fund ‡‡	49,925,567	49,925,567
Navigator Prime Portfolio ††	5,230,123	5,230,123

Total Short-Term Investments		55,155,690

Total Investments – (cost $1,635,238,246) – 102.6%		1,490,751,641
Other Assets and Liabilities – (2.6%)		(37,577,910)

Net Assets – 100.0%		$1,453,173,731

*	Non-income producing security.

^	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.

‡‡	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

†	All or a portion of this security in on loan.

††	Represents investment of cash collateral for securities on loan.

±	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.

± ±	Security acquired under mortgage dollar roll agreement.

See Notes to Financial Statements 20

SCHEDULE OF INVESTMENTS (unaudited) continued

•	Security which has defaulted on payment of interest. The Fund has stopped accruing interest on this security.

@	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

#	When-issued security.

##	All or a portion of the security has been segregated for when-issued securities.

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

«	Security accrues interest at a fixed coupon which is based on an underlying pool of securities.

†	No market quotation available. Security is valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations:

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	To Be Announced
TRACERS	Traded Custody Receipts
See Notes to Financial Statements 21

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (unaudited)

Assets
Identified cost of securities	$1,635,238,246
Net unrealized losses on securities	(144,486,605)

Market value of securities	1,490,751,641
Cash	12,339
Receivable for securities sold	49,200,154
Receivable for Fund shares sold	161,004
Dividends and interest receivable	6,285,559
Prepaid expenses and other assets	26,392

Total assets	1,546,437,089

Liabilities
Payable for securities purchased	49,036,958
Payable for Fund shares redeemed	4,974,879
Payable for open mortgage dollar rolls	33,492,432
Payable for securities on loan	5,230,123
Deferred mortgage dollar roll income	84,039
Advisory fee payable	26,038
Distribution Plan expenses payable	24,080
Due to other related parties	4,018
Accrued expenses and other liabilities	390,791

Total liabilities	93,263,358

Net assets	$1,453,173,731

Net assets represented by
Paid-in capital	$1,705,642,236
Undistributed net investment income	594,124
Accumulated net realized losses on securities	(108,576,024)
Net unrealized losses on securities	(144,486,605)

Total net assets	$1,453,173,731

Net assets consists of
Class A	$335,875,839
Class B	661,288,098
Class C	125,997,031
Class I	330,012,763

Total net assets	$1,453,173,731

Shares outstanding
Class A	24,445,407
Class B	48,418,148
Class C	9,228,785
Class I	24,023,901

Net asset value per share
Class A	$13.74
Class A — Offering price (based on sales charge of 5.75%)	$14.58
Class B	$13.66
Class C	$13.65
Class I	$13.74

See Notes to Financial Statements 22

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $18,724)	$7,815,629
Interest	18,776,795

Total investment income	26,592,424

Expenses
Advisory fee	5,461,847
Distribution Plan expenses
Class A	462,877
Class B	4,102,412
Class C	750,070
Administrative services fees	862,023
Transfer agent fee	2,986,065
Trustees’ fees and expenses	23,350
Printing and postage expenses	203,999
Custodian fee	209,494
Registration and filing fees	22,405
Professional fees	10,502
Other	16,885

Total expenses	15,111,929
Less: Expense reductions	(4,745)

Net expenses	15,107,184

Net investment income	11,485,240

Net realized and unrealized losses on securities
Net realized losses on securities	(80,921,462)
Net change in unrealized gains or losses on securities	(199,478,591)

Net realized and unrealized losses on securities	(280,400,053)

Net decrease in net assets resulting from operations	$(268,914,813)

See Notes to Financial Statements 23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31, 2002

Operations
Net investment income		$11,485,240		$35,071,286
Net realized losses on securities		(80,921,462)		(16,925,337)
Net change in unrealized gains or
losses on securities		(199,478,591)		(56,829,928)

Net decrease in net assets resulting
from operations		(268,914,813)		(38,683,979)

Distributions to shareholders from
Net investment income
Class A		(3,036,088)		(7,818,817)
Class B		(3,579,328)		(11,009,027)
Class C		(665,200)		(2,084,604)
Class I*		(3,547,299)		(13,791,249)

Total distributions to shareholders		(10,827,915)		(34,703,697)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	724,190	10,753,023	4,601,642	76,326,150
Class B	706,141	10,612,614	2,428,999	40,042,575
Class C	93,779	1,392,152	402,221	6,613,893
Class I*	1,119,684	16,771,958	6,309,182	103,857,710

		39,529,747		226,840,328

Net asset value of shares issued in
reinvestment of distributions
Class A	194,815	2,815,938	450,508	7,275,755
Class B	237,031	3,411,346	653,880	10,489,592
Class C	41,569	597,388	117,690	1,888,620
Class I*	223,168	3,231,590	788,812	12,730,853

		10,056,262		32,384,820

Automatic conversion of Class B
shares to Class A shares
Class A	3,978,665	59,121,122	425,756	7,057,437
Class B	(4,006,115)	(59,121,122)	(428,614)	(7,057,437)

		0		0

Payment for shares redeemed
Class A	(6,480,762)	(96,760,326)	(9,354,045)	(154,000,665)
Class B	(9,349,948)	(136,759,492)	(16,460,376)	(267,365,856)
Class C	(1,933,380)	(28,591,229)	(4,657,236)	(75,804,432)
Class I*	(5,584,931)	(84,224,662)	(28,732,556)	(471,656,055)

		(346,335,709)		(968,827,008)

Net decrease in net assets resulting
from capital share transactions		(296,749,700)		(709,601,860)

Total decrease in net assets		(576,492,428)		(782,989,536)
Net assets
Beginning of period		2,029,666,159		2,812,655,695

End of period		$1,453,173,731		$2,029,666,159

Undistributed (overdistributed) net
investment income		$594,124		$(63,201)

*	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Notes to Financial Statements 24

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Foundation Fund (the ”Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees.

2.     SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a.     Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.     When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counter parties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d.     Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements, which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

e.     Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3.     ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC“), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia“) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.725% and declining to 0.550%, as net assets increase.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Tattersall Advisory Group Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended September 30, 2002, the Fund paid brokerage commissions of $997 to Wachovia Securities, Inc.

4.     DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class A shares and 1.00% of the average net assets for Class B and Class C shares.

5.     SECURITIES TRANSACTIONS

Cost of purchases of U.S. government and non-U.S. government securities were $629,380,633 and $444,036,246, respectively; the Fund’s proceeds from sale of U.S. government and non U.S. government securities were $645,644,497 and $683,187,058, respectively, for the six months ended September 30, 2002.

During the six months ended September 30, 2002, the Fund entered into dollar roll transactions. At September 30, 2002, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Settlement Date

$7,550,425	CS First Boston	10/15/2002
18,647,947	Lehman Brothers Inc.	10/15/2002
3,945,270	JP Morgan Securities, Inc.	10/15/2002
3,348,790	UBS Warburg LLC	10/15/2002

During the six months ended September 30, 2002, the Fund earned $712,141 on dollar roll transactions. 27

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund loaned securities during the six months ended September 30, 2002 to certain brokers. At September 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $4,743,761 and $5,230,123, respectively. During the six months ended September 30, 2002, the Fund earned $27,197 in income from securities lending.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $1,635,238,246. The gross unrealized appreciation and depreciation on securities based on tax cost was $44,009,155 and $188,495,760, respectively, with a net unrealized depreciation of $144,486,605.

As of March 31, 2002, the Fund had $20,954,328 in capital loss carryovers for federal income tax purposes expiring in 2010.

6.     INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the six months ended September 30, 2002, the Fund did not participate in the interfund lending program.

7.     EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $4,745, which represents 0.00% of its average net assets on an annualized basis.

8.     DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9.     FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended September 30, 2002, the Fund had no borrowings under this agreement.

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OFFICERS

William M. Ennis†	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.
President
DOB: 6/26/1960
Term of office since: 1999

Carol Kosel††	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce††	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.
Secretary
DOB: 4/20/1960
Term of office since: 2000

Nimish S. Bhatt†††	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.
Vice President and Assistant
Treasurer
DOB: 6/6/1963
Term of office since: 1998

Bryan Haft†††	Team Leader, Fund Administration, BISYS Fund Services.
Vice President
DOB: 1/23/1965
Term of office since: 1998

†	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
††	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.
†††	The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

31

BOARD OF TRUSTEES*

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

32

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

*	Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

**	Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563838 11/2002 Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034